GOLDMAN SACHS TRUST

Goldman Sachs Single Sector Fixed Income Funds

Class A, Institutional, Investor, Separate Account Institutional, Class R6 and Class T Shares of the

Goldman Sachs U.S. Mortgages Fund

(the “Fund”)

Supplement dated February 7, 2018 to the

Prospectus, Summary Prospectus and Statement of Additional Information (the “SAI”),

each dated November 30, 2017, as supplemented to date

Effective immediately, Thomas D. Teles no longer serves as a portfolio manager for the Fund. Peter D. Dion, Vice President, Christopher J. Creed, Managing Director, Christopher J. Hogan, Managing Director, and Matthew T. Kaiser, Managing Director, will continue to serve as portfolio managers for the Fund. Accordingly, all references to Mr. Teles in the Prospectus, Summary Prospectus and SAI are hereby deleted in their entirety.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

SSFI6CONFIDSTK 01-18